UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2013

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2013, Ignite Restaurant Group, Inc. (the “Company”) announced that Michael J. Dixon has been promoted to President and Chief Financial Officer of the Company effective February 19, 2013.  Mr. Dixon previously served as Senior Vice President and Chief Financial Officer of the Company since January 2, 2013. Mr. Dixon will have responsibility for all aspects of restaurant support services for all brands under the Ignite Restaurant Group banner.

A copy of a press release announcing the promotion of Mr. Dixon is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01.                                        Other Events.

In connection with the announcement of Mr. Dixon’s promotion, the Company also announced the promotion of certain other senior executives of the Company in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 20, 2013

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2013

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Raymond A. Blanchette, III
Raymond A. Blanchette, III Chief Executive Officer

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